TIFF Investment Program (“TIP”)

Supplement dated September 20, 2018

to the TIFF Multi-Asset Fund Summary Prospectus dated April 30, 2018

This supplement provides new and additional information to the TIFF Multi-Asset Fund summary prospectus dated April 30, 2018. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following replaces the information under the heading “Portfolio Management” on page 6 of the summary prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015
	Trevor Graham	Managing Director	2013
	John Sinclair	Managing Director	2018

Please keep this supplement for future reference.

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